SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC   20549

         -----------------------------------------------------

                               FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 1997

                             AMP Incorporated
           (Exact name of registrant as specified in its charter)


    Pennsylvania                   1-4235              23-0332575
(State of Incorporation)         (Commission         (IRS Employer
                                 File Number)    Identification Number)


            PO Box 3608                                   17105-3608
       Harrisburg, Pennsylvania                           (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code: (717) 564-0100

ITEM 5. Other Events.

     On July 7, 1997, Connectware, Inc., (the "Company"), a Delaware corporation and wholly owned subsidiary of AMP Incorporated, the Registrant, announced in a press release that it has filed an appeal with the Texas State Court to reverse an adverse decision by the majority of a 3-person arbitration panel considering certain claims filed by Connectware and IMT, Inc., a Dallas-based corporation, with regard to IMT's Kemma RPS computer monitor screens. On July 1, 1997 the panel awarded IMT $17.7 million, and Connectware's appeal was filed on July 3, 1997.

     Pursuant to General Instruction F of Form 8-K, the Company hereby incorporates herein by reference the press release that is attached hereto as
Exhibit 99.

ITEM 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(c)     Exhibits

99      Press release issued by Connectware, Inc. on July 7, 1997.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

          AMP Incorporated

By:      /s/  James E. Marley
       -------------------------
        James E. Marley
        Chairman


Date:   July 8, 1997


EXHIBIT INDEX

Exhibit Number             Description

   99.  Press release issued by Connectware, Inc. on July 7, 1997.